Supplement to the
Fidelity Advisor
Asset Manager 50%
Institutional Class
September 27, 2006
Prospectus

The following information replaces the similar information found in the "Fee Table" section on page 7.

Institutional Class
1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

AAM50I-06-01 October 25, 2006
1.837951.100